American Funds Global Insight FundSM Prospectus Supplement May 21, 2021 (for prospectus dated January 1, 2021, as supplemented to date)

1. The “Annual fund operating expenses” table in the “Fees and expenses of the fund” section is amended to read as follows:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and/or service (12b-1) fees	0.30	1.00	0.25	0.25	none	none	0.30
Other expenses[2]	0.16	0.15	0.18	0.18	0.15	0.07	0.21
Total annual fund operating expenses	0.98	1.67	0.95	0.95	0.67	0.59	1.03
Expense reimbursement[4]	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Total annual fund operating expenses after expense reimbursement	0.88	1.57	0.85	0.85	0.57	0.49	0.93

Share class:	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.25	none	none	1.00
Other expenses[2]	0.20	0.18	0.23	0.22	0.21[3]	0.13[3]	0.30
Total annual fund operating expenses	1.72	1.20	1.00	0.99	0.73	0.65	1.82
Expense reimbursement[4]	0.10	0.10	0.10	0.10	0.10	0.10	0.22
Total annual fund operating expenses after expense reimbursement	1.62	1.10	0.90	0.89	0.63	0.55	1.60

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and/or service (12b-1) fees	0.75	0.60	0.50	0.25	none	none	none
Other expenses[2]	0.37	0.34	0.19	0.24	0.32	0.15	0.07
Total annual fund operating expenses	1.64	1.46	1.21	1.01	0.84	0.67	0.59
Expense reimbursement[4]	0.10	0.16	0.10	0.17	0.20	0.16	0.10
Total annual fund operating expenses after expense reimbursement	1.54	1.30	1.11	0.84	0.64	0.51	0.49

[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.
[2]	Restated to reflect current fees.
[3]	Based on estimated amounts for the current fiscal year.
[4]	The investment adviser is currently reimbursing a portion of the other expenses and waiving a portion of its management fees. The reimbursement and waiver will be in effect through at least May 21, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement or waiver at that time. The fund’s board of trustees will consider the management fee reduction in connection with the next assessment of the Investment Advisory and Service Agreement with the fund’s investment adviser.

2. The table under the heading “Example” in the “Fees and expenses of the fund” section is amended to read as follows:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	529-F-2	529-F-3	R-1
1 year	$660	$260	$335	$87	$58	$50	$442	$265	$112	$340	$91	$64	$56	$163
3 years	860	517	535	293	204	179	657	532	371	551	305	223	198	551
5 years	1,076	898	753	516	363	319	889	924	650	779	537	396	352	965
10 years	1,699	1,784	1,378	1,157	825	728	1,557	1,593	1,446	1,435	1,204	897	801	2,119

Share class:	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	157	$132	$113	$86	$65	$52	$50		1 year	$160	$165
3years	508	446	374	305	248	198	179		3years	517	532
5years	882	782	655	541	446	357	319		5years	898	924
10years	1,935	1,733	1,457	1,221	1,019	819	728		10years	1,784	1,593

Keep this supplement with your prospectus.

Lit. No. MFGEBS-479-0521P Printed in USA CGD/AFD/10039-S83336

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY